J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Plus Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated February 26, 2010
to the Prospectus dated November 1, 2009, as supplemented

IMPORTANT NOTICE REGARDING
CHANGE IN INVESTMENT POLICY

On February 24, 2010, the Board of Trustees of JPMorgan Trust I approved changes to the name, investment process and benchmark of the JPMorgan Intrepid Plus Fund (the “Fund”).

Effective May 3, 2010 (the “Effective Date”), the name of the Fund will change from “JPMorgan Intrepid Plus Fund” to “JPMorgan U.S. Dynamic Plus Fund”. All references in the Prospectus to “JPMorgan Intrepid Plus Fund” will hereby be replaced with “JPMorgan U.S. Dynamic Plus Fund”.

On the Effective Date, the first, second and third paragraphs under the heading “What are the Fund’s main investment strategies? — Investment Process” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions with respect to equity securities of U.S. companies. These equity securities will primarily be common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The investment process identifies securities that have been mispriced by behavioral biases. In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (research conducted by the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are initially ranked based on their value, momentum or quality characteristics. In general, stocks are purchased when they are among the top ranked within their sector and are sold if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available. The adviser considers selling short or initiating underweight positions in the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and the style and size characteristics of the Fund.

SUP-INTPDPL-210

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

On the Effective Date, the fourth sentence in the section titled “The Fund’s Past Performance” is hereby deleted in its entirety and replaced with the following:

It compares that performance to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the Fund’s current benchmark, and the Russell 1000 Index, the Fund’s former benchmark. The Fund’s performance is also compared to the Lipper Long/Short Equity Funds Average, an average based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Furthermore, the Average Annual Total Returns table is hereby deleted and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund (since 1/31/06)
SELECT CLASS SHARES
Return Before Taxes	(38.76)%	(11.89)%
Return After Taxes on Distributions	(38.81)	(11.92)
Return After Taxes on Distributions
and Sale of Fund Shares	(25.14)	(9.91)

CLASS A SHARES
Return Before Taxes	(42.13)	(13.74)

CLASS C SHARES
Return Before Taxes	(40.19)	(12.54)

S&P 500 INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	(37.00)	(9.40)

RUSSELL 1000 INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	(37.60)	(9.75)

LIPPER LONG/SHORT EQUITY FUNDS AVERAGE (Reflects No Deduction for Taxes)	(28.15)	(5.71)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Plus Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated February 26, 2010
to the Statement of Additional Information, dated November 1, 2009, as supplemented

On February 24, 2010, the Board of Trustees of JPMorgan Trust I approved changes to the name, investment process and benchmark of the JPMorgan Intrepid Plus Fund (the “Fund”).

Effective May 3, 2010 (the “Effective Date”), the name of the Fund will change from “JPMorgan Intrepid Plus Fund” to “JPMorgan U.S. Dynamic Plus Fund”. All references in the Statement of Additional Information to “JPMorgan Intrepid Plus Fund” will hereby be replaced with “JPMorgan U.S. Dynamic Plus Fund”.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-INTPDPL-310